UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: July 10, 2014

(Date of earliest event reported)

Turtle Beach Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Summit Lake Drive, Suite 100

Valhalla, New York 10595

(Address of principal executive offices)

914-345-2255

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Only July 10, 2014, Turtle Beach Corporation (the “Company”), SG VTB Holdings, LLC, the Company’s largest shareholder, Juergen Stark, the Company’s Chief Executive Officer, certain trusts established by Ronald Doornink, the Company’s Chairman of the Board, and certain of his family members and certain other shareholders of the Company (collectively, the “Extending Shareholders”) entered into an amendment (the “Amendment”) to the Stockholder Agreement, dated August 5, 2013, by and among the Company and the Company stockholders named therein and the Lock-Up Agreement, dated January 14, 2014 by and between the Company, VTB Holdings, Inc. and Juergen Stark. Pursuant to the Amendment, among other things, the Extending Shareholders have agreed to extend lock-up restrictions regarding their sale or other disposition of shares of the Company’s stock from July 16, 2014 to April 1, 2015, subject to certain exceptions, including limited sales through privately negotiated block trades (the “Lock-Up Extension”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 8.01 – Other Events.

On July 10, 2014, the Company issued a press release announcing the Lock-Up Extension, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

10.1 Stockholder Agreement, dated August 5, 2013, by and among the Company and the stockholders named therein (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K as originally filed on August 5, 2013, as amended by the Company’s Current Report on Form 8-K/A filed on August 8, 2013).

10.2 Amendment No. 1 to the Stockholder Agreement, dated July 10, 2014, by and among the Company and the Extending Shareholders.

99.1 Press release dated July 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2014	TURTLE BEACH CORPORATION

	By:	/s/ Juergen Stark
Juergen Stark
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

10.1	Stockholder Agreement, dated August 5, 2013, by and among the Company and the stockholders named therein (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K as originally filed on August 5, 2013, as amended by the Company’s Current Report on Form 8-K/A filed on August 8, 2013).

10.2	Amendment No. 1 to the Stockholder Agreement, dated July 10, 2014, by and among the Company and the Extending Shareholders.

99.1	Press release dated July 10, 2014.